EXHIBIT 99.1

First Financial Bancorp Reports Fourth Quarter 2015 Financial Results
Full Year Net Income Increases 15.5%

•	Net Income of $19.8 million (4Q) and $75.1 million (Full Year)

•	Earnings per Share of $0.32 (4Q) and $1.21 (Full Year)

•	Return on Average Assets of 0.99% (4Q) and 1.00% (Full Year)

•	Return on Average Tangible Common Equity of 12.98% (4Q) and 12.66% (Full Year)

•	Net Interest Margin of 3.69% (4Q) and 3.66% (Full Year)

Cincinnati, Ohio - January 21, 2016 - First Financial Bancorp (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the fourth quarter and full year 2015. For the three months ended December 31, 2015, the Company reported net income of $19.8 million, or $0.32 per diluted common share, compared to net income of $18.7 million, or $0.30 per diluted common share, in the third quarter of 2015 and $18.6 million, or $0.30 per diluted common share, in the fourth quarter of 2014. For the twelve months ended December 31, 2015, the Company reported net income of $75.1 million, or $1.21 per diluted common share, compared to net income of $65.0 million, or $1.09 per diluted common share, in 2014.

Fourth quarter results included approximately $1.0 million of pre-tax, non-operating expenses which were primarily related to severance benefits accrued during the period. Excluding these items, net income was $20.5 million, or $0.33 per diluted common share, return on average assets was 1.02% and return on average tangible common equity was 13.40%.

Full year results included approximately $5.0 million of pre-tax, non-operating expenses, which were primarily related to the severance expense noted above, expenses related to the Oak Street acquisition and adjustments to reserves for litigation related items. Excluding these items, net income for the twelve months ended December 31, 2015 was $78.3 million, or $1.27 per diluted common share, return on average assets was 1.04% and return on average tangible common equity was 13.20%.

Claude Davis, Chief Executive Officer, commented, “2015 was an exciting year for First Financial. During the year, we celebrated the first anniversary of our expansion into the Columbus, Ohio market, announced and closed the acquisition of Oak Street, executed a $120 million subordinated debt offering and marked our 100th consecutive quarter of profitability. In addition, we recently unveiled a fresh and exciting new website that enhances product and service delivery to our clients through a more modern online experience. I am very pleased with our progress toward building a company that can consistently produce top-quartile results."

"Although net interest margin has been constrained by the prolonged low interest rate environment, we believe we are well positioned to take advantage of rising rates and continue to be excited about the growth opportunities throughout our footprint. Organic loan growth was strong again during the fourth quarter, Oak Street is performing as expected and our ability to successfully grow low-cost core deposits continues to provide competitive advantage as we compete for new business."

"As we look forward to another successful year in 2016, our focus remains centered on effectively and efficiently serving the financial needs of our commercial, small business, consumer and wealth management clients.”

NET INTEREST INCOME AND NET INTEREST MARGIN

Net interest income for the fourth quarter was $66.1 million as compared to $63.2 million for the third quarter 2015 and $61.1 million for the fourth quarter 2014. Compared to the linked quarter, total interest income increased $4.6 million, or 6.6%, while total interest expense increased $1.6 million, or 29.6%. Net interest margin was 3.69%, on a fully tax equivalent basis, for the fourth quarter compared to 3.67% for the third quarter 2015 and 3.72% for the fourth quarter 2014.

Interest income earned on loans increased $3.8 million compared to the prior quarter, as average loan balances increased $212.3 million during the period. The effective yield earned on the loan portfolio increased by 10 bps, to 4.62%, compared to the third quarter. This increase was primarily related to the full-quarter impact of the Oak Street acquisition which closed during the third quarter.

Interest income earned on investment securities increased $0.7 million compared to the prior quarter with average balances increasing $86.1 million. The effective yield earned on the investment portfolio increased 5 bps to 2.44% as the Company continued to reinvest cash flows into predominately fixed-rate instruments during the quarter.

Interest expense increased by $1.6 million, compared to the prior quarter, due primarily to a full quarter's impact of the $120 million subordinated debt issued during the third quarter as well as a $16.7 million increase in average borrowed funds and a $229.2 million increase in average interest-bearing deposits. Additionally, and as previously reported, accelerated amortization of the fair-value mark on acquired, long-term FHLB debt, which was prepaid during the third quarter, reduced interest expense by $0.5 million during that period.

The effective cost of borrowed funds increased by 68 bps to 103 bps, primarily related to the full-quarter impact of the subordinated debt, while the cost of interest-bearing deposits was unchanged at 42 bps when compared to the third quarter.

NON-INTEREST INCOME

The Company's non-interest income was $15.8 million for the fourth quarter of 2015 compared to $20.4 million for the third quarter of 2015 and $16.9 million for the fourth quarter of 2014. The $4.5 million decrease versus the linked quarter was primarily related to a $3.0 million decrease in accelerated discount on covered / formerly covered loans, a $0.7 million decrease in fee income related to the Company's client derivative program, a $0.5 million decrease in income distributions from limited partnerships, a $0.4 million decrease in gain on sale of mortgage loans, and a $0.4 million decrease in gain on sale of investment securities, partially offset by a $0.8 million increase in FDIC indemnification income.

NON-INTEREST EXPENSE

The Company's non-interest expense was $51.3 million for the fourth quarter of 2015 compared to $53.0 million for the third quarter of 2015 and $49.7 million for the fourth quarter of 2014. The $1.7 million decrease over the linked quarter was primarily related to $4.0 million of previously disclosed third quarter expenses not expected to recur, partially offset by a $0.8 million increase in severance, a $0.6 million

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increase in health care related costs, a $0.5 million increase in losses on OREO and a $0.4 million increase in performance incentives.

BALANCE SHEET & CAPITAL

Total assets were $8.1 billion, total loans were $5.4 billion and investment securities were $2.0 billion as of December 31, 2015. Total assets increased by $266.9 million, or 13.4% annualized, from the prior quarter and by $929.6 million, or 12.9%, over the prior year. Total loans increased by $172.7 million, or 13.1% annualized, from the prior quarter and by $611.5 million, or 12.8%, over the prior year. Investment securities increased by $91.5 million, or 19.3% annualized, from the prior quarter and increased by $209.5 million, or 11.9%, over the prior year.

Total deposits were $6.2 billion as of December 31, 2015, an increase of $98.2 million, or 6.4% annualized, compared to the prior quarter and $523.9 million, or 9.3%, higher than a year ago. Borrowed funds were $1.1 billion as of December 31, 2015, compared to $883.0 million as of September 30, 2015 and $709.6 million as of December 31, 2014.

During the quarter, the Company repurchased 91,032 of its shares at a weighted average price of $18.85 and has now repurchased 1,490,867 of the 5,000,000 shares authorized in 2012. As of December 31, 2015, the Company had total shareholders' equity of $809.4 million, a decrease of $3.6 million, or 1.8% annualized, over the prior quarter and an increase of $25.3 million, or 3.2%, over the prior year. The linked quarter decline in total shareholders' equity was primarily related to the impact to Other Comprehensive Income from the year-end valuation of the Company's pension plan.

The Company's regulatory capital ratios remain strong and, as of December 31, 2015, were as follows: leverage ratio of 8.33%, total capital ratio of 13.04%, tier 1 capital ratio of 10.29% and tangible common equity ratio of 7.53%. The Company's tangible book value per share was $9.69 as of December 31, 2015.

ASSET QUALITY

Fourth quarter provision expense was $1.9 million and the total allowance for loan and lease losses as of December 31, 2015 was $53.4 million.  The allowance as a percentage of period-end loans was 0.99% at the end of the fourth quarter which represents a 3 bps decline from 1.02% at the end of the third quarter.  The balance of the Company's total allowance and loan marks, net of the indemnification asset, was 1.11% of total loans and leases as of December 31, 2015 which represents a 6 bps decline from 1.17% as of September 30, 2015. This change is largely attributable to the strong organic loan growth during the fourth quarter as well as the decline in nonaccrual loans and other asset quality improvements during the period.

For the fourth quarter, net charge-offs totaled $1.8 million, a decrease of $0.4 million, or 17.9% compared to the linked quarter, and were 0.14% of average loans on an annualized basis.  For the full year 2015, net charge-offs were $9.1 million or 0.18% of average loans. Nonaccrual loans decreased $7.7 million, or 21.6%, to $28.0 million as of December 31, 2015.  Total classified assets increased $3.7 million, or 2.9% to $132.4 million as of December 31, 2015, as payoffs and other resolution activities during the period were offset by the downgrade of a single performing commercial relationship during the fourth quarter on which First Financial expects to receive all contractual principal and interest.

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Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 22, 2016 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10079287. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp
First Financial Bancorp is a Cincinnati, Ohio based bank holding company. As of December 31, 2015, the Company had $8.1 billion in assets, $5.4 billion in loans, $6.2 billion in deposits and $809.4 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, N.A., founded in 1863, provides banking and financial services products through its four lines of business: commercial, consumer, wealth management and mortgage. The commercial, consumer and mortgage units provide traditional banking services to business and retail clients. First Financial Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.3 billion in assets under management as of December 31, 2015. The Company’s strategic operating markets are located in Ohio, Indiana and Kentucky where it operates 106 banking centers. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Forward-Looking Statement
Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Contact Information
Investors/Analysts                    Media
Eric Stables                        Adam Kiefaber
Investor Relations                    Media Relations
(513) 458-6454                        (513) 979-5735
eric.stables@bankatfirst.com                adam.kiefaber@bankatfirst.com

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Selected Financial Information
December 31, 2015
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2015	2015	2015	2015	2014	2015	2014
RESULTS OF OPERATIONS
Net income	$19,820	$18,673	$18,949	$17,621	$18,599	$75,063	$65,000
Net earnings per share - basic	$0.33	$0.31	$0.31	$0.29	$0.31	$1.23	$1.11
Net earnings per share - diluted	$0.32	$0.30	$0.31	$0.29	$0.30	$1.21	$1.09
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.16	$0.64	$0.61

KEY FINANCIAL RATIOS
Return on average assets	0.99%	0.97%	1.05%	0.99%	1.02%	1.00%	0.96%
Return on average shareholders' equity	9.62%	9.12%	9.49%	9.06%	9.46%	9.33%	8.94%
Return on average tangible shareholders' equity	12.98%	12.33%	11.60%	11.12%	11.63%	12.66%	11.18%

Net interest margin	3.63%	3.61%	3.56%	3.61%	3.67%	3.60%	3.71%
Net interest margin (fully tax equivalent) (1)	3.69%	3.67%	3.62%	3.67%	3.72%	3.66%	3.76%

Ending shareholders' equity as a percent of ending assets	9.93%	10.32%	10.87%	10.98%	10.86%	9.93%	10.86%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	7.53%	7.84%	9.08%	9.16%	9.02%	7.53%	9.02%
Risk-weighted assets	9.47%	9.90%	11.63%	11.64%	12.02%	9.47%	12.02%

Average shareholders' equity as a percent of average assets	10.29%	10.67%	11.05%	10.95%	10.77%	10.73%	10.75%
Average tangible shareholders' equity as a percent of
average tangible assets	7.83%	8.12%	9.23%	9.11%	8.94%	8.13%	8.79%

Book value per share	$13.13	$13.17	$13.00	$12.90	$12.76	$13.13	$12.76
Tangible book value per share	$9.69	$9.74	$10.65	$10.54	$10.38	$9.69	$10.38

Common equity tier 1 ratio (2)	10.28%	10.51%	12.34%	12.29%	12.69%	10.28%	12.69%
Tier 1 ratio (2)	10.29%	10.52%	12.35%	12.29%	12.69%	10.29%	12.69%
Total capital ratio (2)	13.04%	13.37%	13.31%	13.27%	13.71%	13.04%	13.71%
Leverage ratio (2)	8.33%	8.58%	9.77%	9.67%	9.44%	8.33%	9.44%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,248,465	$5,032,708	$4,793,471	$4,770,671	$4,758,374	$4,962,834	$4,290,953
FDIC indemnification asset	18,437	19,848	20,744	22,112	24,172	20,274	32,436
Investment securities	1,934,173	1,848,083	1,782,785	1,762,622	1,811,941	1,832,430	1,824,107
Interest-bearing deposits with other banks	18,920	37,468	19,960	21,255	22,617	24,430	16,507
Total earning assets	$7,219,995	$6,938,107	$6,616,960	$6,576,660	$6,617,104	$6,839,968	$6,164,003
Total assets	$7,950,278	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$7,504,069	$6,760,959
Noninterest-bearing deposits	$1,402,283	$1,344,049	$1,325,485	$1,286,067	$1,290,754	$1,339,802	$1,169,851
Interest-bearing deposits	4,845,056	4,615,886	4,446,248	4,361,525	4,372,529	4,568,637	3,987,323
Total deposits	$6,247,339	$5,959,935	$5,771,733	$5,647,592	$5,663,283	$5,908,439	$5,157,174
Borrowings	$763,408	$746,706	$587,225	$691,012	$733,726	$697,422	$804,584
Shareholders' equity	$817,756	$812,396	$800,598	$788,511	$780,131	$804,916	$727,015

CREDIT QUALITY RATIOS
Allowance to ending loans	0.99%	1.02%	1.09%	1.11%	1.11%	0.99%	1.11%
Allowance to nonaccrual loans	190.73%	149.33%	133.28%	107.98%	109.06%	190.73%	109.06%
Allowance to nonperforming loans	93.89%	95.34%	88.49%	82.18%	82.08%	93.89%	82.08%
Nonperforming loans to total loans	1.06%	1.07%	1.23%	1.36%	1.35%	1.06%	1.35%
Nonperforming assets to ending loans, plus OREO	1.30%	1.36%	1.56%	1.79%	1.81%	1.30%	1.81%
Nonperforming assets to total assets	0.86%	0.90%	1.03%	1.18%	1.21%	0.86%	1.21%
Net charge-offs to average loans (annualized)	0.14%	0.17%	0.27%	0.16%	0.27%	0.18%	0.28%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2015 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2015	2014	% Change	2015	2014	% Change
Interest income
Loans, including fees	$62,502	$57,087	9.5%	$230,246	$208,836	10.3%
Investment securities
Taxable	10,702	9,905	8.0%	39,577	40,924	(3.3)%
Tax-exempt	1,192	1,060	12.5%	4,611	3,560	29.5%
Total investment securities interest	11,894	10,965	8.5%	44,188	44,484	(0.7)%
Other earning assets	(1,164)	(1,299)	10.4%	(4,675)	(5,461)	14.4%
Total interest income	73,232	66,753	9.7%	269,759	247,859	8.8%

Interest expense
Deposits	5,172	5,013	3.2%	19,474	16,153	20.6%
Short-term borrowings	434	293	48.1%	1,364	1,268	7.6%
Long-term borrowings	1,543	308	401.0%	2,419	1,813	33.4%
Total interest expense	7,149	5,614	27.3%	23,257	19,234	20.9%
Net interest income	66,083	61,139	8.1%	246,502	228,625	7.8%
Provision for loan and lease losses	1,864	2,052	(9.2)%	9,641	1,528	531.0%
Net interest income after provision for loan and lease losses	64,219	59,087	8.7%	236,861	227,097	4.3%

Noninterest income
Service charges on deposit accounts	4,755	5,102	(6.8)%	19,015	20,274	(6.2)%
Trust and wealth management fees	3,086	3,376	(8.6)%	13,128	13,634	(3.7)%
Bankcard income	3,077	2,639	16.6%	11,578	10,740	7.8%
Net gains from sales of loans	1,325	1,571	(15.7)%	6,471	4,364	48.3%
Net gain on sale of investment securities	2	20	100.0%	1,505	70	2,050.0%
FDIC loss sharing income	(164)	(43)	(281.4)%	(2,487)	365	(781.4)%
Accelerated discount on covered / formerly covered loans	785	1,759	(55.4)%	10,791	4,184	157.9%
Other	2,953	2,518	17.3%	15,201	10,334	47.1%
Total noninterest income	15,819	16,942	(6.6)%	75,202	63,965	17.6%

Noninterest expenses
Salaries and employee benefits	29,632	28,140	5.3%	111,792	107,702	3.8%
Net occupancy	4,337	4,806	(9.8)%	18,232	19,187	(5.0)%
Furniture and equipment	2,185	2,229	(2.0)%	8,722	8,554	2.0%
Data processing	2,843	2,942	(3.4)%	10,863	12,963	(16.2)%
Marketing	1,052	1,048	0.4%	3,723	3,603	3.3%
Communication	502	551	(8.9)%	2,161	2,277	(5.1)%
Professional services	1,833	1,429	28.3%	9,622	6,170	55.9%
State intangible tax	598	175	241.7%	2,331	2,111	10.4%
FDIC assessments	1,139	1,128	1.0%	4,446	4,462	(0.4)%
Loss (gain) - other real estate owned	772	289	167.1%	1,861	862	115.9%
Loss sharing expense	414	650	(36.3)%	1,865	4,686	(60.2)%
Other	5,977	6,275	(4.7)%	25,512	23,457	8.8%
Total noninterest expenses	51,284	49,662	3.3%	201,130	196,034	2.6%
Income before income taxes	28,754	26,367	9.1%	110,933	95,028	16.7%
Income tax expense	8,934	7,768	15.0%	35,870	30,028	19.5%
Net income	$19,820	$18,599	6.6%	$75,063	$65,000	15.5%

ADDITIONAL DATA
Net earnings per share - basic	$0.33	$0.31		$1.23	$1.11
Net earnings per share - diluted	$0.32	$0.30		$1.21	$1.09
Dividends declared per share	$0.16	$0.16		$0.64	$0.61

Return on average assets	0.99%	1.02%		1.00%	0.96%
Return on average shareholders' equity	9.62%	9.46%		9.33%	8.94%

Interest income	$73,232	$66,753	9.7%	$269,759	$247,859	8.8%
Tax equivalent adjustment	1,046	946	10.6%	4,017	3,224	24.6%
Interest income - tax equivalent	74,278	67,699	9.7%	273,776	251,083	9.0%
Interest expense	7,149	5,614	27.3%	23,257	19,234	20.9%
Net interest income - tax equivalent	$67,129	$62,085	8.1%	$250,519	$231,849	8.1%

Net interest margin	3.63%	3.67%		3.60%	3.71%
Net interest margin (fully tax equivalent) (1)	3.69%	3.72%		3.66%	3.76%

Full-time equivalent employees	1,400	1,369

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2015
	Fourth	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans, including fees	$62,502	$58,694	$54,586	$54,464	$230,246	6.5%
Investment securities
Taxable	10,702	9,986	9,281	9,608	39,577	7.2%
Tax-exempt	1,192	1,163	1,139	1,117	4,611	2.5%
Total investment securities interest	11,894	11,149	10,420	10,725	44,188	6.7%
Other earning assets	(1,164)	(1,168)	(1,162)	(1,181)	(4,675)	0.3%
Total interest income	73,232	68,675	63,844	64,008	269,759	6.6%

Interest expense
Deposits	5,172	4,861	4,621	4,820	19,474	6.4%
Short-term borrowings	434	374	253	303	1,364	16.0%
Long-term borrowings	1,543	281	296	299	2,419	449.1%
Total interest expense	7,149	5,516	5,170	5,422	23,257	29.6%
Net interest income	66,083	63,159	58,674	58,586	246,502	4.6%
Provision for loan and lease losses	1,864	2,647	3,070	2,060	9,641	(29.6)%
Net interest income after provision for loan and lease losses	64,219	60,512	55,604	56,526	236,861	6.1%

Noninterest income
Service charges on deposit accounts	4,755	4,934	4,803	4,523	19,015	(3.6)%
Trust and wealth management fees	3,086	3,134	3,274	3,634	13,128	(1.5)%
Bankcard income	3,077	2,909	2,972	2,620	11,578	5.8%
Net gains from sales of loans	1,325	1,758	1,924	1,464	6,471	(24.6)%
Net gain on sale of investment securities	2	409	1,094	0	1,505	100.0%
FDIC loss sharing income	(164)	(973)	(304)	(1,046)	(2,487)	(83.1)%
Accelerated discount on covered / formerly covered loans	785	3,820	4,094	2,092	10,791	(79.5)%
Other	2,953	4,364	3,558	4,326	15,201	(32.3)%
Total noninterest income	15,819	20,355	21,415	17,613	75,202	(22.3)%

Noninterest expenses
Salaries and employee benefits	29,632	27,768	27,451	26,941	111,792	6.7%
Net occupancy	4,337	4,510	4,380	5,005	18,232	(3.8)%
Furniture and equipment	2,185	2,165	2,219	2,153	8,722	0.9%
Data processing	2,843	2,591	2,657	2,772	10,863	9.7%
Marketing	1,052	810	973	888	3,723	29.9%
Communication	502	531	558	570	2,161	(5.5)%
Professional services	1,833	4,092	1,727	1,970	9,622	(55.2)%
State intangible tax	598	579	577	577	2,331	3.3%
FDIC assessments	1,139	1,103	1,114	1,090	4,446	3.3%
Loss (gain) - other real estate owned	772	196	419	474	1,861	293.9%
Loss sharing expense	414	574	576	301	1,865	(27.9)%
Other	5,977	8,073	6,135	5,327	25,512	(26.0)%
Total noninterest expenses	51,284	52,992	48,786	48,068	201,130	(3.2)%
Income before income taxes	28,754	27,875	28,233	26,071	110,933	3.2%
Income tax expense	8,934	9,202	9,284	8,450	35,870	(2.9)%
Net income	$19,820	$18,673	$18,949	$17,621	$75,063	6.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.33	$0.31	$0.31	$0.29	$1.23
Net earnings per share - diluted	$0.32	$0.30	$0.31	$0.29	$1.21
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	0.99%	0.97%	1.05%	0.99%	1.00%
Return on average shareholders' equity	9.62%	9.12%	9.49%	9.06%	9.33%

Interest income	$73,232	$68,675	$63,844	$64,008	$269,759	6.6%
Tax equivalent adjustment	1,046	1,000	988	983	4,017	4.6%
Interest income - tax equivalent	74,278	69,675	64,832	64,991	273,776	6.6%
Interest expense	7,149	5,516	5,170	5,422	23,257	29.6%
Net interest income - tax equivalent	$67,129	$64,159	$59,662	$59,569	$250,519	4.6%

Net interest margin	3.63%	3.61%	3.56%	3.61%	3.60%
Net interest margin (fully tax equivalent) (1)	3.69%	3.67%	3.62%	3.67%	3.66%

Full-time equivalent employees	1,400	1,394	1,366	1,353

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2014
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$57,087	$53,725	$48,877	$49,147	$208,836
Investment securities
Taxable	9,905	10,227	10,355	10,437	40,924
Tax-exempt	1,060	894	796	810	3,560
Total investment securities interest	10,965	11,121	11,151	11,247	44,484
Other earning assets	(1,299)	(1,455)	(1,301)	(1,406)	(5,461)
Total interest income	66,753	63,391	58,727	58,988	247,859

Interest expense
Deposits	5,013	4,218	3,606	3,316	16,153
Short-term borrowings	293	354	292	329	1,268
Long-term borrowings	308	456	525	524	1,813
Total interest expense	5,614	5,028	4,423	4,169	19,234
Net interest income	61,139	58,363	54,304	54,819	228,625
Provision for loan and lease losses	2,052	893	(384)	(1,033)	1,528
Net interest income after provision for loan and lease losses	59,087	57,470	54,688	55,852	227,097

Noninterest income
Service charges on deposit accounts	5,102	5,263	5,137	4,772	20,274
Trust and wealth management fees	3,376	3,207	3,305	3,746	13,634
Bankcard income	2,639	2,859	2,809	2,433	10,740
Net gains from sales of loans	1,571	1,660	737	396	4,364
Net gain on sale of investment securities	20	0	0	50	70
FDIC loss sharing income	(43)	(192)	1,108	(508)	365
Accelerated discount on covered / formerly covered loans	1,759	789	621	1,015	4,184
Other	2,518	2,925	2,620	2,271	10,334
Total noninterest income	16,942	16,511	16,337	14,175	63,965

Noninterest expenses
Salaries and employee benefits	28,140	28,686	25,615	25,261	107,702
Net occupancy	4,806	4,577	4,505	5,299	19,187
Furniture and equipment	2,229	2,265	1,983	2,077	8,554
Data processing	2,942	4,393	2,770	2,858	12,963
Marketing	1,048	939	830	786	3,603
Communication	551	541	562	623	2,277
Professional services	1,429	1,568	1,449	1,724	6,170
State intangible tax	175	648	644	644	2,111
FDIC assessments	1,128	1,126	1,074	1,134	4,462
Loss (gain) - other real estate owned	289	(589)	711	451	862
Loss sharing expense	650	1,002	1,465	1,569	4,686
Other	6,275	6,263	5,503	5,416	23,457
Total noninterest expenses	49,662	51,419	47,111	47,842	196,034
Income before income taxes	26,367	22,562	23,914	22,185	95,028
Income tax expense	7,768	7,218	7,961	7,081	30,028
Net income	$18,599	$15,344	$15,953	$15,104	$65,000

ADDITIONAL DATA
Net earnings per share - basic	$0.31	$0.26	$0.28	$0.26	$1.11
Net earnings per share - diluted	$0.30	$0.26	$0.28	$0.26	$1.09
Dividends declared per share	$0.16	$0.15	$0.15	$0.15	$0.61

Return on average assets	1.02%	0.88%	0.99%	0.96%	0.96%
Return on average shareholders' equity	9.46%	8.16%	9.19%	8.95%	8.94%

Interest income	$66,753	$63,391	$58,727	$58,988	$247,859
Tax equivalent adjustment	946	818	758	702	3,224
Interest income - tax equivalent	67,699	64,209	59,485	59,690	251,083
Interest expense	5,614	5,028	4,423	4,169	19,234
Net interest income - tax equivalent	$62,085	$59,181	$55,062	$55,521	$231,849

Net interest margin	3.67%	3.66%	3.70%	3.82%	3.71%
Net interest margin (fully tax equivalent) (1)	3.72%	3.71%	3.76%	3.87%	3.76%

Full-time equivalent employees	1,369	1,395	1,296	1,286

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2015	2015	2015	2015	2014	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$114,841	$112,298	$116,318	$111,011	$110,122	2.3%	4.3%
Interest-bearing deposits with other banks	33,734	24,191	41,027	25,350	22,630	39.4%	49.1%
Investment securities available-for-sale	1,190,642	1,069,667	955,764	892,169	840,468	11.3%	41.7%
Investment securities held-to-maturity	726,259	756,035	791,839	839,666	867,996	(3.9)%	(16.3)%
Other investments	53,725	53,431	53,585	53,393	52,626	0.6%	2.1%
Loans held for sale	20,957	26,287	21,151	14,937	11,005	(20.3)%	90.4%
Loans
Commercial	1,663,102	1,637,467	1,315,087	1,298,874	1,315,114	1.6%	26.5%
Real estate - construction	311,712	276,240	229,256	227,969	197,571	12.8%	57.8%
Real estate - commercial	2,258,297	2,169,662	2,171,806	2,120,084	2,140,667	4.1%	5.5%
Real estate - residential	512,311	506,653	506,391	496,852	501,894	1.1%	2.1%
Installment	41,506	39,974	43,073	43,798	47,320	3.8%	(12.3)%
Home equity	466,629	463,629	463,222	456,278	458,627	0.6%	1.7%
Credit card	41,217	39,759	39,216	37,886	38,475	3.7%	7.1%
Lease financing	93,986	82,679	84,723	81,796	77,567	13.7%	21.2%
Total loans	5,388,760	5,216,063	4,852,774	4,763,537	4,777,235	3.3%	12.8%
Less
Allowance for loan and lease losses	53,398	53,332	52,876	53,076	52,858	0.1%	1.0%
Net loans	5,335,362	5,162,731	4,799,898	4,710,461	4,724,377	3.3%	12.9%
Premises and equipment	136,603	139,020	139,170	140,477	141,381	(1.7)%	(3.4)%
Goodwill and other intangibles	211,865	211,732	145,465	145,586	145,853	0.1%	45.3%
FDIC indemnification asset	17,630	18,931	20,338	20,397	22,666	(6.9)%	(22.2)%
Accrued interest and other assets	305,793	306,210	298,817	292,349	278,697	(0.1)%	9.7%
Total Assets	$8,147,411	$7,880,533	$7,383,372	$7,245,796	$7,217,821	3.4%	12.9%

LIABILITIES
Deposits
Interest-bearing demand	$1,414,291	$1,330,673	$1,175,219	$1,214,882	$1,225,378	6.3%	15.4%
Savings	1,945,805	1,979,627	1,947,566	1,922,815	1,889,473	(1.7)%	3.0%
Time	1,406,124	1,440,223	1,262,881	1,277,291	1,255,364	(2.4)%	12.0%
Total interest-bearing deposits	4,766,220	4,750,523	4,385,666	4,414,988	4,370,215	0.3%	9.1%
Noninterest-bearing	1,413,404	1,330,905	1,330,149	1,299,602	1,285,527	6.2%	9.9%
Total deposits	6,179,624	6,081,428	5,715,815	5,714,590	5,655,742	1.6%	9.3%
Federal funds purchased and securities sold
under agreements to repurchase	89,325	62,317	68,349	68,142	103,192	43.3%	(13.4)%
FHLB short-term borrowings	849,100	701,200	641,700	523,500	558,200	21.1%	52.1%
Total short-term borrowings	938,425	763,517	710,049	591,642	661,392	22.9%	41.9%
Long-term debt	119,540	119,515	47,084	47,598	48,241	0.0%	147.8%
Total borrowed funds	1,057,965	883,032	757,133	639,240	709,633	19.8%	49.1%
Accrued interest and other liabilities	100,446	103,061	108,041	96,224	68,369	(2.5)%	46.9%
Total Liabilities	7,338,035	7,067,521	6,580,989	6,450,054	6,433,744	3.8%	14.1%

SHAREHOLDERS' EQUITY
Common stock	571,155	570,025	571,501	570,623	574,643	0.2%	(0.6)%
Retained earnings	388,240	378,258	369,462	360,390	352,893	2.6%	10.0%
Accumulated other comprehensive loss	(30,580)	(17,219)	(20,715)	(17,054)	(21,409)	77.6%	42.8%
Treasury stock, at cost	(119,439)	(118,052)	(117,865)	(118,217)	(122,050)	1.2%	(2.1)%
Total Shareholders' Equity	809,376	813,012	802,383	795,742	784,077	(0.4)%	3.2%
Total Liabilities and Shareholders' Equity	$8,147,411	$7,880,533	$7,383,372	$7,245,796	$7,217,821	3.4%	12.9%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
ASSETS
Cash and due from banks	$119,881	$114,279	$114,024	$112,841	$124,216	$115,273	$123,077
Federal funds sold	0	0	0	0	0	0	2,217
Interest-bearing deposits with other banks	18,920	37,468	19,960	21,255	22,617	24,430	14,290
Investment securities	1,934,173	1,848,083	1,782,785	1,762,622	1,811,941	1,832,430	1,824,107
Loans held for sale	18,677	15,185	9,292	8,606	11,774	12,974	10,163
Loans
Commercial	1,612,485	1,464,508	1,318,408	1,300,869	1,282,752	1,425,032	1,188,882
Real estate - construction	295,574	259,972	226,314	215,380	192,626	249,559	135,765
Real estate - commercial	2,180,015	2,164,917	2,117,450	2,129,434	2,158,336	2,148,139	1,891,998
Real estate - residential	505,208	500,544	497,350	496,451	493,895	499,914	461,547
Installment	41,148	42,008	43,393	45,376	49,356	42,967	49,721
Home equity	465,131	462,283	459,414	458,083	456,494	461,250	437,072
Credit card	41,027	39,991	39,272	38,409	38,966	39,683	38,022
Lease financing	89,200	83,300	82,578	78,063	74,175	83,316	77,783
Total loans	5,229,788	5,017,523	4,784,179	4,762,065	4,746,600	4,949,860	4,280,790
Less
Allowance for loan and lease losses	53,731	54,398	54,662	53,648	54,656	54,111	56,828
Net loans	5,176,057	4,963,125	4,729,517	4,708,417	4,691,944	4,895,749	4,223,962
Premises and equipment	138,689	139,457	140,117	141,153	141,871	139,846	137,506
Goodwill and other intangibles	211,722	179,333	145,500	145,689	145,872	170,766	118,403
FDIC indemnification asset	18,437	19,848	20,744	22,112	24,172	20,274	32,436
Accrued interest and other assets	313,722	294,611	281,947	278,618	267,462	292,327	274,798
Total Assets	$7,950,278	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$7,504,069	$6,760,959

LIABILITIES
Deposits
Interest-bearing demand	$1,423,915	$1,230,621	$1,220,391	$1,176,263	$1,217,852	$1,263,388	$1,157,783
Savings	2,005,100	2,015,373	1,950,127	1,914,723	1,904,568	1,971,699	1,756,682
Time	1,416,041	1,369,892	1,275,730	1,270,539	1,250,109	1,333,550	1,072,858
Total interest-bearing deposits	4,845,056	4,615,886	4,446,248	4,361,525	4,372,529	4,568,637	3,987,323
Noninterest-bearing	1,402,283	1,344,049	1,325,485	1,286,067	1,290,754	1,339,802	1,169,851
Total deposits	6,247,339	5,959,935	5,771,733	5,647,592	5,663,283	5,908,439	5,157,174
Federal funds purchased and securities sold
under agreements to repurchase	79,354	68,505	67,664	77,269	119,712	73,191	119,795
FHLB short-term borrowings	564,522	606,618	472,295	565,918	564,062	552,483	627,181
Total short-term borrowings	643,876	675,123	539,959	643,187	683,774	625,674	746,976
Long-term debt	119,532	71,583	47,266	47,825	49,952	71,748	57,608
Total borrowed funds	763,408	746,706	587,225	691,012	733,726	697,422	804,584
Accrued interest and other liabilities	121,775	92,352	84,330	74,198	64,729	93,292	72,186
Total Liabilities	7,132,522	6,798,993	6,443,288	6,412,802	6,461,738	6,699,153	6,033,944

SHAREHOLDERS' EQUITY
Common stock	570,510	570,723	571,078	573,932	574,588	571,549	574,576
Retained earnings	385,295	378,160	365,847	355,848	347,435	371,387	336,557
Accumulated other comprehensive loss	(18,962)	(19,725)	(18,242)	(20,163)	(18,841)	(19,271)	(23,527)
Treasury stock, at cost	(119,087)	(116,762)	(118,085)	(121,106)	(123,051)	(118,749)	(160,591)
Total Shareholders' Equity	817,756	812,396	800,598	788,511	780,131	804,916	727,015
Total Liabilities and Shareholders' Equity	$7,950,278	$7,611,389	$7,243,886	$7,201,313	$7,241,869	$7,504,069	$6,760,959

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2015		September 30, 2015		December 31, 2014		December 31, 2015		December 31, 2014
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$1,934,173	2.44%	$1,848,083	2.39%	$1,811,941	2.40%	$1,832,430	2.41%	$1,824,107	2.44%
Interest-bearing deposits with other banks	18,920	0.29%	37,468	0.25%	22,617	0.30%	24,430	0.27%	16,507	0.42%
Gross loans (2)	5,266,902	4.62%	5,052,556	4.52%	4,782,546	4.63%	4,983,108	4.53%	4,323,389	4.70%
Total earning assets	7,219,995	4.02%	6,938,107	3.93%	6,617,104	4.00%	6,839,968	3.94%	6,164,003	4.02%

Nonearning assets
Allowance for loan and lease losses	(53,731)		(54,398)		(54,656)		(54,111)		(56,828)
Cash and due from banks	119,881		114,279		124,216		115,273		123,077
Accrued interest and other assets	664,133		613,401		555,205		602,939		530,707
Total assets	$7,950,278		$7,611,389		$7,241,869		$7,504,069		$6,760,959

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,423,915	0.13%	$1,230,621	0.09%	$1,217,852	0.10%	$1,263,388	0.10%	$1,157,783	0.11%
Savings	2,005,100	0.20%	2,015,373	0.19%	1,904,568	0.31%	1,971,699	0.21%	1,756,682	0.25%
Time	1,416,041	1.03%	1,369,892	1.05%	1,250,109	1.02%	1,333,550	1.06%	1,072,858	0.98%
Total interest-bearing deposits	4,845,056	0.42%	4,615,886	0.42%	4,372,529	0.45%	4,568,637	0.43%	3,987,323	0.41%
Borrowed funds
Short-term borrowings	643,876	0.27%	675,123	0.22%	683,774	0.17%	625,674	0.22%	746,976	0.17%
Long-term debt	119,532	5.12%	71,583	1.56%	49,952	2.45%	71,748	3.37%	57,608	3.15%
Total borrowed funds	763,408	1.03%	746,706	0.35%	733,726	0.32%	697,422	0.54%	804,584	0.38%
Total interest-bearing liabilities	5,608,464	0.51%	5,362,592	0.41%	5,106,255	0.44%	5,266,059	0.44%	4,791,907	0.40%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,402,283		1,344,049		1,290,754		1,339,802		1,169,851
Other liabilities	121,775		92,352		64,729		93,292		72,186
Shareholders' equity	817,756		812,396		780,131		804,916		727,015
Total liabilities & shareholders' equity	$7,950,278		$7,611,389		$7,241,869		$7,504,069		$6,760,959

Net interest income (1)	$66,083		$63,159		$61,139		$246,502		$228,625
Net interest spread (1)		3.51%		3.52%		3.56%		3.50%		3.62%
Net interest margin (1)		3.63%		3.61%		3.67%		3.60%		3.71%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$216	$529	$745	$177	$752	$929	$(497)	$201	$(296)
Interest-bearing deposits with other banks	4	(14)	(10)	0	(3)	(3)	(26)	21	(5)
Gross loans (2)	1,326	2,496	3,822	(86)	5,639	5,553	(7,654)	29,855	22,201
Total earning assets	1,546	3,011	4,557	91	6,388	6,479	(8,177)	30,077	21,900

Interest-bearing liabilities
Total interest-bearing deposits	$66	$245	$311	$(345)	$504	$159	$843	$2,478	$3,321
Borrowed funds
Short-term borrowings	81	(21)	60	168	(27)	141	360	(264)	96
Long-term debt	643	619	1,262	337	898	1,235	129	477	606
Total borrowed funds	724	598	1,322	505	871	1,376	489	213	702
Total interest-bearing liabilities	790	843	1,633	160	1,375	1,535	1,332	2,691	4,023
Net interest income (1)	$756	$2,168	$2,924	$(69)	$5,013	$4,944	$(9,509)	$27,386	$17,877

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2015	2015	2015	2015	2014	2015	2014
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$53,332	$52,876	$53,076	$52,858	$53,989	$52,858	$62,730
Provision for loan and lease losses	1,864	2,647	3,070	2,060	2,052	9,641	1,528
Gross charge-offs
Commercial	622	536	510	1,481	130	3,149	1,440
Real estate - construction	0	85	0	0	0	85	0
Real estate - commercial	1,137	941	2,515	208	385	4,801	2,329
Real estate - residential	31	101	250	314	221	696	922
Installment	128	124	12	131	78	395	283
Home equity	300	322	163	700	349	1,485	1,745
Other	242	276	237	294	287	1,049	1,158
Covered / formerly covered loans	3,818	1,577	1,585	1,916	4,318	8,896	18,096
Total gross charge-offs	6,278	3,962	5,272	5,044	5,768	20,556	25,973
Recoveries
Commercial	386	357	185	44	75	972	1,260
Real estate - construction	91	0	10	29	0	130	0
Real estate - commercial	597	444	179	354	423	1,574	1,194
Real estate - residential	192	87	23	64	29	366	190
Installment	36	59	44	60	45	199	218
Home equity	102	195	129	154	45	580	231
Other	74	52	71	45	111	242	406
Covered / formerly covered loans	3,002	577	1,361	2,452	1,857	7,392	11,074
Total recoveries	4,480	1,771	2,002	3,202	2,585	11,455	14,573
Total net charge-offs	1,798	2,191	3,270	1,842	3,183	9,101	11,400
Ending allowance for loan and lease losses	$53,398	$53,332	$52,876	$53,076	$52,858	$53,398	$52,858

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial	0.06%	0.05%	0.10%	0.45%	0.02%	0.15%	0.02%
Real estate - construction	(0.12)%	0.13%	(0.02)%	(0.05)%	0.00%	(0.02)%	0.00%
Real estate - commercial	0.10%	0.10%	0.48%	(0.03)%	(0.01)%	0.16%	0.07%
Real estate - residential	(0.14)%	0.01%	0.21%	0.24%	0.18%	0.08%	0.19%
Installment	0.94%	0.65%	(0.32)%	0.68%	0.28%	0.49%	0.14%
Home equity	0.18%	0.12%	0.03%	0.53%	0.29%	0.21%	0.39%
Other	0.52%	0.74%	0.55%	0.88%	0.63%	0.67%	0.66%
Covered / formerly covered loans	1.40%	1.60%	0.33%	(0.74)%	3.06%	0.58%	1.88%
Total net charge-offs	0.14%	0.17%	0.27%	0.16%	0.27%	0.18%	0.28%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial	$8,231	$7,191	$6,683	$6,926	$5,817	$8,231	$5,817
Real estate - construction	0	79	223	223	223	0	223
Real estate - commercial	9,059	17,228	21,186	29,925	27,752	9,059	27,752
Real estate - residential	5,027	4,940	5,257	6,100	7,241	5,027	7,241
Installment	127	321	305	278	443	127	443
Home equity	2,787	2,702	2,735	2,462	3,064	2,787	3,064
Lease financing	122	0	0	0	0	122	0
Covered / formerly covered loans	2,644	3,252	3,284	3,239	3,929	2,644	3,929
Nonaccrual loans	27,997	35,713	39,673	49,153	48,469	27,997	48,469
Accruing troubled debt restructurings (TDRs)	28,876	20,226	20,084	15,429	15,928	28,876	15,928
Total nonperforming loans	56,873	55,939	59,757	64,582	64,397	56,873	64,397
Other real estate owned (OREO)	13,254	15,187	16,401	20,906	22,674	13,254	22,674
Total nonperforming assets	70,127	71,126	76,158	85,488	87,071	70,127	87,071
Accruing loans past due 90 days or more	108	58	70	85	216	108	216
Total underperforming assets	$70,235	$71,184	$76,228	$85,573	$87,287	$70,235	$87,287
Classified assets	$106,468	$95,597	$106,280	$109,090	$109,122	$106,468	$109,122
Covered / formerly covered classified assets	25,963	33,110	33,651	44,727	45,682	25,963	45,682
Total classified assets	$132,431	$128,707	$139,931	$153,817	$154,804	$132,431	$154,804

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	190.73%	149.33%	133.28%	107.98%	109.06%	190.73%	109.06%
Nonperforming loans	93.89%	95.34%	88.49%	82.18%	82.08%	93.89%	82.08%
Total ending loans	0.99%	1.02%	1.09%	1.11%	1.11%	0.99%	1.11%
Allowance and loan marks, net of indemnification asset, to total loans	1.11%	1.17%	1.27%	1.43%	1.51%	1.11%	1.51%
Nonperforming loans to total loans	1.06%	1.07%	1.23%	1.36%	1.35%	1.06%	1.35%
Nonperforming assets to
Ending loans, plus OREO	1.30%	1.36%	1.56%	1.79%	1.81%	1.30%	1.81%
Total assets	0.86%	0.90%	1.03%	1.18%	1.21%	0.86%	1.21%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.76%	0.97%	1.15%	1.46%	1.48%	0.76%	1.48%
Total assets	0.51%	0.65%	0.76%	0.97%	0.99%	0.51%	0.99%

(1) Nonaccrual loans include nonaccrual TDRs of $9.3 million, $13.6 million, $14.1 million, $20.3 million, and $12.3 million, as of December 31, 2015, September 30, 2015, June 30. 2015, March 31, 2015, and December 31, 2014, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2015	2015	2015	2015	2014	2015	2014
PER COMMON SHARE
Market Price
High	$20.72	$19.69	$18.55	$18.30	$19.00	$20.72	$19.00
Low	$17.83	$17.55	$16.68	$16.52	$15.34	$16.52	$15.34
Close	$18.07	$19.08	$17.94	$17.81	$18.59	$18.07	$18.59

Average shares outstanding - basic	60,985,096	61,135,749	61,115,802	61,013,489	60,905,095	61,062,657	58,662,836
Average shares outstanding - diluted	61,861,182	61,987,795	61,915,294	61,731,844	61,627,518	61,847,547	59,392,667
Ending shares outstanding	61,641,680	61,713,633	61,707,847	61,686,887	61,456,547	61,641,680	61,456,547

Total shareholders' equity	$809,376	$813,012	$802,383	$795,742	$784,077	$809,376	$784,077

REGULATORY CAPITAL (1)	Preliminary					Preliminary
Common equity tier 1 capital	$648,748	$638,574	$697,139	$686,191	$673,851	$648,748	$673,851
Common equity tier 1 capital ratio	10.28%	10.51%	12.34%	12.29%	12.69%	10.28%	12.69%
Tier 1 capital	$648,852	$638,678	$697,243	$686,295	$673,955	$648,852	$673,955
Tier 1 ratio	10.29%	10.52%	12.35%	12.29%	12.69%	10.29%	12.69%
Total capital	$822,431	$812,029	$751,818	$740,967	$728,284	$822,431	$728,284
Total capital ratio	13.04%	13.37%	13.31%	13.27%	13.71%	13.04%	13.71%
Total capital in excess of minimum
requirement	$317,780	$326,117	$300,006	$294,290	$303,358	$317,780	$303,358
Total risk-weighted assets	$6,308,139	$6,073,899	$5,647,658	$5,583,461	$5,311,573	$6,308,139	$5,311,573
Leverage ratio	8.33%	8.58%	9.77%	9.67%	9.44%	8.33%	9.44%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	9.93%	10.32%	10.87%	10.98%	10.86%	9.93%	10.86%
Ending tangible shareholders' equity to ending tangible assets	7.53%	7.84%	9.08%	9.16%	9.02%	7.53%	9.02%
Average shareholders' equity to average assets	10.29%	10.67%	11.05%	10.95%	10.77%	10.73%	10.75%
Average tangible shareholders' equity to average tangible assets	7.83%	8.12%	9.23%	9.11%	8.94%	8.13%	8.79%

REPURCHASE PROGRAM (2)
Shares repurchased	91,032	148,935	0	0	0	239,967	40,255
Average share repurchase price	$18.85	$18.68	N/A	N/A	N/A	$18.75	$17.32
Total cost of shares repurchased	$1,716	$2,783	N/A	N/A	N/A	$4,499	$697

(1) 2015 amounts and ratios are calculated under the Basel III standardized approach
(2) Represents share repurchases as part of publicly announced plans.
N/A = Not applicable